Exhibit 99.1

American Realty Capital Hospitality Trust, Inc. Hospitality Investors Trust Introduction and Year - End 2016 Financial Results

Risk Factors Investing in our common stock involves a degree of risk . See the section entitled “Risk Factors” in the most recent Annual Report on Form 10 - K of Hospitality Investors Trust, Inc . (“HIT REIT,” the “Company” or “we”) for a discussion of the risks which should be considered in connection with the Company . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review Risk Factors at the end of this presentation for a discussion of risks and uncertainties that could cause actual results to differ materially from our forward - looking statements. Risk Factors 2

3 Hospitality Investors Trust has Closed Strategic Brookfield Transaction and is now Self - Managed 3 ▪ On March 31, 2017, we announced our name change and a simultaneous significant capital infusion from a real estate private equity fund, managed by affiliates of Brookfield Asset Management, Inc. ("Brookfield"), and separation from our external advisor as part of our transition to self - management ▪ Brookfield has funded $135 million as part of a total investment commitment of up to $400 million in the form of convertible preferred units (“CPU”) in our operating partnership, which carry: ̶ A distribution rate of 7.5% per annum paid in cash and 5.0% per annum paid in CPU on an accrual basis ̶ An initial conversion price of $14.75 (1) ▪ The remaining $265 million of CPU will be issued on a delayed draw basis through February 2019, subject to conditions, with respect to each draw ▪ Brookfield is a global alternative asset manager with over $250 billion of assets under management (“AUM”) and has a history of more than 100 years of owning and operating real assets with a focus on real estate, renewable energy, infrastructure and private equity ▪ We believe Brookfield’s investment allows the Company to meet its near - term capital requirements and advance the Company’s long - term goals of creating value and liquidity for the shareholders ▪ HIT REIT has terminated its previous external advisory management agreement with American Realty Capital Hospitality Advisors, LLC, whose ultimate parent is AR Global Investments, LLC (“AR Global”) ▪ This is expected to result in meaningful annual savings from the elimination of asset management fees and a reduction in property management fees (2) ▪ 25 professionals, including our entire executive management team, have transitioned with the Company ▪ Five senior executives, all leaders in their respective hospitality or real estate fields, joined HIT REIT’s board of directors (“Board”), while two former Board members resigned (3) We are pleased to launch Hospitality Investors Trust, Inc. (“HIT REIT” or the “Company”), formerly known as American Realty Capital Hospitality Trust, Inc. (1) Initial conversion price of $14.75 subject to anti - dilution adjustments upon the occurrence of certain events and transactions (2) Savings reflect Company estimates and assumptions which are subject to change, and there can be no assurance the cost savings wi ll ultimately be achieved (3) The five new appointees include two members who currently hold senior management positions at Brookfield and Jonathan P. Mehl man , the Company’s president and chief executive officer

4 4 Transaction and Transition to Self - Management Benefit Shareholders Brookfield Transaction Transition to Self - Management x Creates partnership with leading global real estate asset manager ($250 billion of AUM) x Signals institutional affirmation of our investment strategy and opportunities in the select - service REIT sector x Addresses near - term capital requirements and financing needs, creating: ₋ A more sustainable capital structure ₋ An improved debt maturity profile x Provides liquidity to complete renovations in a timely and efficient manner, thus maximizing property performance and asset values (1) x Allows for closing of the pending acquisition of seven hotels from Summit Hotel Properties, Inc. (“Pending Summit Transaction”) (2) x Advances our long - term plan for a potential listing or sale x Results in meaningful estimated annual savings (3) from: ₋ Elimination of asset management fees ₋ Reduction of property management fees x Cost savings are expected to support our long - term plan for a potential listing or sale by: ₋ Improving our liquidity profile ₋ Enabling us to potentially further deleverage our balance sheet ₋ Establishing a more efficient cost structure in line with publicly - traded peers x Allows for c ontinuity of existing management team and other employees (1) There can be no assurance that these objectives will be achieved (2) Assumes successful procurement of mortgage debt financing at approximately 50% LTV (3) Savings reflect Company estimates and assumptions which are subject to change, and there can be no assurance the cost savings wi ll ultimately be achieved

▪ We will continue to own and acquire select - service and full - service hotels that are: ▪ Affiliated with premium national brands such as Hilton, Marriott and Hyatt ▪ Operated by award - winning and experienced management companies ▪ Located in strong U.S. markets with diverse demand generators ▪ Well - maintained, with brand - mandated reinvestment expected to further drive hotel performance ▪ Positioned as market leaders with attractive rates, occupancies and cash flows ▪ Purchased at a discount to replacement cost Hospitality Investors Trust Business Thesis: 5 Consistent Investment Strategy We firmly believes that our partnership with Brookfield affirms the Company’s investment strategy and allows HIT REIT to leverage Brookfield’s longstanding relationships with a variety of hospitality constituents

($ in millions, except ADR and RevPAR) 6 Validation of our Thesis Significant Performance Improvement at our Recently Renovated Hotels ▪ Our 28 hotels that completed brand - mandated renovations, or Property Improvement Plans (“PIPs”), during the 1H 2016 period experienced a significant uptick in operating performance during the 2H 2016 period, particularly during the Q4 2016 period ▪ RevPAR increased by 12.6% in Q4 2016 vs. Q4 2015 and by 7.8% in 2H 2016 vs. 2H 2015 ▪ Adjusted Hotel Income from Operations increased by 54.6% in Q4 2016 vs. Q4 2015 and by 23.9% in 2H 2016 vs. 2H 2015 2H 2016 Operating Performance: 28 Recently Renovated Hotels Third Quarter Fourth Quarter Second Half 2016 2015 Growth 2016 2015 Growth 2016 2015 Growth Occupancy 79.9% 79.6% 0.4% 74.6% 68.1% 9.5% 77.2% 73.9% 4.6% ADR $123.66 $119.61 3.4% $121.93 $118.55 2.8% $122.82 $119.12 3.1% RevPAR $98.78 $95.20 3.8% $90.98 $80.78 12.6% $94.88 $87.99 7.8% Income from Operations $3.2 $4.9 $1.9 $0.8 $5.1 $5.7 Plus: Depreciation & Amortization $7.3 $5.1 $7.3 $5.1 $14.6 $10.2 Adj. Hotel Income from Operations $10.5 $9.9 5.5% $9.2 $6.0 54.6% $19.7 $15.9 23.9%

7 Before and After Photos: Recently Renovated Hotels Homewood Suites Downtown – Chicago, IL Before After

8 Before and After Photos: Recently Renovated Hotels Courtyard Market Center – Dallas, TX Before After

9 Before and After Photos: Recently Renovated Hotels Homewood Suites Peabody – Boston, MA Before After

($ in millions, except ADR and RevPAR) (1) Pro forma results include the results of 141 hotels not owned for all of the periods presented as if they had been owned all of the periods presented (2) The Company had 42 hotels classified as under renovation as of December 31, 2016; for this purpose, “under renovation” is gen era lly defined as extensive renovation of core aspects of the hotels, such as rooms, meeting space, lobby, bars, restaurants and other public spaces; we consider hotels to be under renovation beginning in the q uar ter that they start material renovations and continuing until the end of the fourth full quarter following substantial completion of the renovations (3) See slide 11 for further discussion of Hotel EBITDA (4) The balance of the Mandatorily Redeemable Preferred Equity was reduced to $242.9 million following redemptions using proceeds fr om the closing of Brookfield’s $135 million initial investment 10 Financial Summary: Year - End 2016 Portfolio Summary Operating Metrics (1) as of December 31, 2016 Pro Forma Year Ended December 31, 2016 & December 31, 2015 Hotels 141 YE 2016 YE 2015 Growth Keys 17,193 Total Portfolio (141 Hotels) States 32 Number of Rooms 17,193 17,193 MSAs 78 Occupancy 75.6% 75.9% (0.4%) ADR $120.88 $118.42 2.1% Summary of Actual Financials RevPAR $91.39 $89.95 1.7% Period of Ownership for Year Ended December 31, 2016 Total Revenue $599.6 Hotels Not Under Renovation (99 Hotels) (2) Hotel Expenses ($435.0) Number of Rooms 12,013 12,013 Hotel EBITDA (3) $164.6 Occupancy 76.2% 75.7% 0.7% ADR $119.79 $117.79 1.7% Capital Structure Summary RevPAR $91.28 $89.15 2.4% as of December 31, 2016 Total Assets $2,353.4 Mortgage Debt $1,410.9 Promissory Note Payable $23.4 Mandatorily Redeemable $288.3 Preferred Equity (4) Debt / Assets 60.9% Debt + Preferred / Assets 73.2%

Below is a reconciliation from net loss, the most directly comparable GAAP measure, to Hotel EBITDA Hotel EBITDA is used by management as a performance measure and we believe it is useful to investors as a supplemental measur e i n evaluating our financial performance because it is a measure of hotel profitability that excludes expenses that we believe may not be indicative of t he operating performance of our hotels. We believe that using Hotel EBITDA, which excludes the effect of non - operating expenses and non - cash charges, all of which are base d on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of hotel operating profitability between periods. For exa mple, interest expense is not linked to the operating performance of a hotel and Hotel EBITDA is not affected by whether the financing is at the hotel level or corporate le vel. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the hotel level. We bel iev e that investors should consider our Hotel EBITDA in conjunction with net income (loss) and other required GAAP measures of our performance to improve their understandi ng of our operating results. Hotel EBITDA, or similar measures, are commonly used as performance measures by other public hotel REITs. However, not all pu bli c hotel REITs calculate Hotel EBITDA, or similar measures, the same way. Hotel EBITDA should be reviewed in conjunction with other GAAP measurements as an indicati on of our performance. Hotel EBITDA should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its ap plicability in evaluating our operating performance. 11 Non - GAAP Financial Measure – Hotel EBITDA For the Year Ended For the Year Ended March 21, 2014 to December 31, 2016 December 31, 2015 December 31, 2014 (In thousands) (unaudited) (unaudited) (unaudited) (72,247)$ (94,826)$ (14,841)$ 315 189 - (71,932)$ (94,637)$ (14,841)$ Depreciation and amortization 101,007 68,500 2,796 Impairment of long-lived assets 2,399 - - Interest expense 92,264 80,667 5,958 Acquisition and transaction related costs 25,270 64,513 10,884 Other income (expense) (1,169) 491 (103) Equity in earnings (losses) of unconsolidated entities (399) (238) (352) General and administrative 15,806 11,621 2,316 Provision for income taxes 1,371 3,106 591 Hotel EBITDA 164,617$ 134,023$ 7,249$ Net loss attributable to Hospitality Investors Trust, Inc. (in accordance with GAAP) Net loss and comprehensive loss (in accordance with GAAP) Less: Net income attributable to non-controlling interest

HOSPITALITY INVESTORS TRUST

2016 – 2017E U.S. Performance Overview

U.S. Industry Review[1]

2016:

- Key performance indicators performed well with RevPAR growing 3.2%, in-line with the 30-year average of 3.3%, and December marked the 82nd consecutive month of RevPAR growth
- For the second year in a row, occupancy reached an all-time high (65.5%), making seven consecutive years of occupancy growth
- Absolute ADR (123.97), RevPAR ($81.19) and demand (+1.2 billion nights) also achieved all-time highs
- Demand continued to outpace supply

2017E

- Growth expectations have improved as analysts are predicting 2.3% - 3%+ RevPAR growth

2016 U.S. Industry Performance[2]



1.6%
1.7%
3.2%
Supply
Demand
RevPAR

Lodging Demand Drivers



Robust Increase in Household Net Worth[3]
+$21T (29%) since 2012
Strong Consumer Spending Growth[4]
Consumption rose at a 2.0% annual rate in Q4
Economy Reaching Full Employment[5]
Unemployment at 4.7% and 235K jobs added in December
Strong Consumer Confidence[6]
December's reading of 98 is well above 10-yr average of 78
Housing Market Continues to Improve[7]
2016 brought the most existing home sales (5.5M) since 2006
GDP Growth[4]
Q4'16 growth of 2.1%

2017E U.S. Industry Performance



2.0%
2.0%
1.9%
1.7%
1.9%
1.6%
2.5%
3.0%
2.3%
Supply
Demand
RevPAR
STR
PKF
PwC

Source: (1) Smith Travel Research, Q4'16 (2) Smith Travel Research, Q4'16 (3) Federal Reserve Bank of St. Louis, Goldman Sachs Investment Research (4) U.S. Department of Commerce (5) U.S. Department of Labor (6) University of Michigan Surveys of Consumers (7) National Association of Realtors

12

Portfolio Summary (1)(2) Closing Date 4/27/17 Hotels 7 Keys 651 Purchase Price $66.8M Price Per Key $102.6K Outstanding Deposit $10.5M Brands (1) Assumes sale to a third party of the eighth hotel we are obligated to purchase under the Summit Agreement, Courtyard El Paso, TX , prior to closing; this hotel is currently under contract to be sold by Summit to another third party, but there can be no assurance that the sale will be completed (2) Assumes successful procurement of mortgage debt financing at approximately 50% LTV Courtyard Germantown, TN Fairfield Inn & Suites Germantown, TN Residence Inn Germantown, TN Homewood Suites Ridgeland, MS Courtyard Jackson, MS Residence Inn Jackson, MS Staybridge Suites Jackson, MS 13 Pending Summit Transaction

Hotels Keys % NOI Summary by Brand 65 8,253 44.3% 62 6,831 44.8% 17 2,229 9.2% Other 4 531 1.7% Total 148 17,844 100.0% Hotels Keys % NOI Top 5 Flags 47 5,684 26.9% 23 2,796 18.3% 19 1,751 14.4% 11 1,493 10.4% 16 2,080 8.3% Top 5 MSAs Hotels Keys % NOI Miami / W. Palm 7 780 4.9% Chicago 5 763 4.2% Orlando 3 610 4.0% Seattle 2 305 3.7% San Diego 3 377 3.0% Portfolio Composition Geography (148 Hotels, 33 States) Top Hotels by State 22 14 12 10 6 6 5 5 5 5 5 FL TN TX GA KY IL OH MI LA CA CO Pro Forma for Pending Summit Transaction 14 Hotel Portfolio Summary

15 2017 Initiatives Hotel Capital Investment ▪ Continue brand - mandated PIPs; over $70 million of expected property renovations in 2017 ▪ $91 million of PIP and capital investment in 2016 to significant portion of portfolio; $142 million during Company ownership to date ▪ PIPs mandated by nationally recognized brands such as Hilton, Marriott and Hyatt ▪ Goal is to enhance asset quality through modernization, renovation and improving guest experience and seek to maximize shareholder return Pending Summit Transaction ▪ Expected closing date of 4/27/17 Debt Capital Structure Enhancements ▪ Potential refinancing of over $1.2 billion of mortgage debt which is expected to afford HIT REIT: ▪ A lower cost of capital ▪ Extension of maturities until 2022 to a significant portion of our mortgage debt ▪ Improved borrower deal terms from a structural basis and more flexible covenants ▪ Stronger relationships with best - in - class capital providers ▪ Further redeem preferred equity interests held by affiliates of the Whitehall real estate private equity funds sponsored by Goldman Sachs, with redemption in full expected by February 2019 NAV ▪ Establish updated estimated per - share NAV in July 2017 Acquisitions & Dispositions ▪ Explore select strategic acquisition and disposition opportunities, subject to market conditions

HIT REIT will continue to be led by the original management team, which has overseen the Company’s operations and the execution of its investment strategy since inception Jonathan P. Mehlman President & Chief Executive Officer Paul Hughes General Counsel & Secretary Edward T. Hoganson Chief Financial Officer and Treasurer ▪ 25+ years of experience in real estate investment banking and capital markets with significant focus in the hospitality sector ▪ Acted as an M&A advisor, investment banker and lender in over $300 billion of lodging transactions ▪ Previously Head or Co - Head of real estate/lodging advisory at Deutsche Bank, Citigroup and Citadel Securities ▪ Significant legal experience in all practice areas impacting public real estate investment trusts, including corporate and corporate governance, federal securities laws, real estate acquisition and finance ▪ Spent 10 years as general counsel of a $2 billion public REIT listed on NYSE and 10 years in private practice ▪ Also is a CPA with significant financial accounting experience ▪ 15+ years of experience in the hospitality industry focused on the financial and capital markets ▪ Former CFO and EVP of Crestline Hotels & Resorts ▪ Former Senior Vice President of acquisitions for Sunrise Senior Living ▪ Former Head of Asset Management at Highland Hospitality Corporation (NYSE: HIH) 16 Management Continuity

17 Update: Transfer Agent and Investor Communications ▪ Transition from DST to Computershare effective Mid - May 2017: ▪ In mid - May 2017 Computershare Trust Company, N. A. (“Computershare”) is expected to become our transfer agent ▪ Computershare is a global leader in transfer agency among other diversified financial and governance services and has decades of experience as a global financial record keeper for over 16,000 public and private companies ▪ The services provided by Computershare are comprehensive and well suited to meet the current investment servicing needs of our investors ▪ Until the transition occurs: Financial Advisors may continue to view client accounts, statements and tax forms at www.dstvision.com ▪ When the transition is complete: Investors will receive a new investor packet from Computershare which will include a new account number and instructions for accessing accounts via phone and the internet ▪ Please note that, beginning with the June 2017 financial statements, investors will receive copies of account statements via US Mail on a semi - annual basis for each six - month period ended June 30th and December 31 st ; monthly statements will be available via online access to your Computershare account ▪ Contact information and transition services to be provided by AR Global ▪ We have entered into a transition services agreement with AR Global, whereby AR Global personnel will perform shareholder services for us until June 30, 2017 ▪ Please continue to contact AR Global, until notified otherwise, for questions related to your investment in Hospitality Investors Trust ▪ The AR Global client services department phone number is (866) 902 - 0063

See ‘‘Risk Factors’’ beginning on page 9 of the Company’s 2016 Form 10 - K for a discussion of the risks that should be considered in connection with your investment in our common stock, including : • We have entered into agreements with Brookfield Strategic Real Estate Partners II Hospitality REIT II LLC (the “Brookfield Investor”), pursuant to which, among other things, the Brookfield Investor has purchased $135.0 million in units of a new class of limited partner interests in our operating partnership entitled (the “Convertible Preferred Units”), and the Brookfield Investor has agreed to purchase additional Convertible Preferred Units in an aggregate amount of up to $265.0 million at subsequent closings (“Subsequent Closings”). We may require funds, which may not be available on favorable terms or at all, in addition to our operating cash flow, cash on hand and the proceeds that may be available from sales of Convertible Preferred Units at Subsequent Closings, which are subject to conditions, to meet our capital requirements. • The interests of the Brookfield Investor may conflict with our interests and the interests of our stockholders, and the Brookfield Investor has significant governance and other rights that could be used to control or influence our decisions or actions. • The prior approval rights of the Brookfield Investor will restrict our operational and financial flexibility and could prevent us from taking actions that we believe would be in the best interest of our business. • There can be no assurance we will be able to complete the Pending Summit Transaction and any failure to do so, in whole or in part, could cause us to lose all or a portion of the $10.5 million deposit we have made with respect to the Pending Summit Transaction. • We no longer pay distributions and there can be no assurance we will resume paying distributions in the future. • We may not be able to make additional investments unless we are able to identify an additional source of capital on favorable terms and obtain prior approval from the Brookfield Investor. • We have a history of operating losses and there can be no assurance that we will ever achieve profitability. • We have terminated our advisory agreement with our advisor, American Realty Capital Hospitality Advisors, LLC, and other agreements with its affiliates as part of our transition from external management to self - management. As part of this transition, our business may be disrupted and we may become exposed to risks to which we have not historically been exposed. 18 Risk Factors

19 Risk Factors • No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid. • All of the properties we own are hotels, and we are subject to risks inherent in the hospitality industry. • Increases in interest rates could increase the amount of our debt payments. • We have incurred substantial indebtedness, which may limit our future operational and financial flexibility. • We depend on our operating partnership and its subsidiaries for cash flow and are effectively structurally subordinated in right of payment to their obligations, which include distribution and redemption obligations to holders of Convertible Preferred Units and the preferred equity interests issued by two of our subsidiaries that indirectly own 115 of our hotels. • The amount we would be required to pay holders of Convertible Preferred Units in a fundamental sale transaction may discourage a third party from acquiring us in a manner that might otherwise result in a premium price to our stockholders. • We may fail to realize the expected benefits of our acquisitions of hotels within the anticipated timeframe or at all and we may incur unexpected costs. • Our operating results will be affected by economic and regulatory changes that have an adverse impact on the real estate market in general, and we may not be profitable or realize growth in the value of our real estate properties. • A prolonged economic slowdown, a lengthy or severe recession or declining real estate values could harm our investments. • Our real estate investments are relatively illiquid and subject to some restrictions on sale, and therefore we may not be able to dispose of properties at the time of our choosing or on favorable terms. • Our failure to continue to qualify to be treated as a real estate investment trust for U.S. federal income tax purposes could have a material adverse effect on us.